OUTSIDE DIRECTORS STOCK OPTION PLAN
                               OF
                     TEMTEX INDUSTRIES, INC.

1. Objective of the Plan

     The Plan is intended to encourage more extensive ownership of Common Stock of Temtex Industries, Inc., a Delaware corporation (hereinafter called the "Corporation"), and to provide incentives to attract and retain eligible Outside
Directors", as hereinafter defined.

2. Stock Reserved for the Plan

     There will be reserved for issue upon the exercise of options granted under the Plan thirty thousand (30,000) shares of the Common Stock, par value $.20 per share ("Common Stock"), of the Corporation, subject to adjustment as provided in paragraph 13 below. Such shares may be in whole or in part, as the Board of Directors of the Corporation shall from time to time determine, authorized but unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Corporation. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full, or is reduced as to the number of shares covered thereby, the unpurchased shares subject thereto, or the shares by which such option is reduced, shall again be available for the purposes of the Plan.

3. Administration of the Plan

     The Plan shall be administered by the Committee referred to in Paragraph 4 (hereinafter called the "Committee"). Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the Outside Directors to whom, and the time or times at which, options shall be granted, the number of shares to be subject to each option, and the purchase price of the shares covered by each option. Subject to the express provisions of the Plan, the Committee shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan.

4.  The Committee

     The Committee shall consist of those directors of the Corporation who are not eligible to participate in the Plan, and have not, for a period of at least one year prior thereto been eligible to participate in the Plan, except that if at any time there shall be less than three directors who are qualified to serve on the Committee, then the Plan shall be administered by the full Board of Directors. All references in this Plan to the Committee shall be deemed to refer instead to the full Board of Directors at any time there is no committee of three members qualified to act hereunder. All determinations of the Committee shall be made by not less than a majority of its members; and subject to the express provisions of the Plan, all determinations so made shall be conclusive.

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5.   Eligibility

     "Outside Directors" eligible to participate at any time in this Plan shall consist of those directors of the Corporation who are not at such time regular salaried employees of the Corporation, and shall include an), directors who were formerly regular salaried employees but have ceased to be regular salaried employees through retirement or otherwise. The determination of a majority of the directors then serving (excluding the director in question) shall be conclusive as to the eligibility of any director to participate in the Plan.

6.   Option Prices

     The purchase price of the Common Stock under each option shall be determined by the Committee, but shall not be less than 100% of the fair market value of the stock at the time of the granting of the option. Such fair market value shall be determined by the Committee and may be computed by such method as the Committee shall consider will reflect the fair market value of the Common Stock on such day. The purchase price is to be paid in full in cash upon the exercise of the option. The proceeds of sale of stock subject to option are to be added to the general funds of the Corporation and used for its corporate purposes as the Board of Directors shall determine.

7.  Term of Options

     The term of each option shall be for such period as the Committee shall determine, but not more than ten (10) years from the date of granting thereof.

8. Limitations on Options

     The maximum number of shares for which options may be granted under the Plan to any Outside Director during any calendar year shall be two thousand five hundred (2,500).

9. Exercise of Options

  Unless otherwise provided in the option agreement, each option shall be exercisable, in whole at any time, or in part from time to time during the term of the option. The purchase price of the shares as to which an option shall be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 11 and 12 hereof, no option may be exercised at any time unless the holder is then an Outside Director and has continuously remained an Outside Director at all times since the date of the granting of the option. The holder of an option shall not have any of the rights of a shareholder with respect to the shares covered by his option until such shares shall be issued to him upon the due exercise of the option.

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10. Non-Transferability of Options

No Option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and an option may be exercised, during the lifetime of the holder thereof, only by him.

11.  Termination

     In the event of the termination of the status as an Outside Director of the bolder of an option under the Plan, other than by reason of death, unless otherwise provided in his option agreement, he may exercise his option at any time within three months after such termination, but in no event after the expiration of the term of the option, if and to the extent he was entitled to exercise such option at the date of such termination.

12. Death of Holder of Option

     In the event of the death of the holder of an option while an Outside Director, or while he is still entitled to exercise the option as provided in paragraph 11 hereof, the option theretofore granted to him may be exercised by a legatee or legatees of the option holder under his last will, or by his personal representatives or distributees, at any time within a period of one year after his death, but in no event after the expiration of the term of such option, if and to the extent that be was entitled to exercise such option at the date of his death.

13. Adjustments Upon Changes in Capitalization

     Notwithstanding any other provision of the Plan, the option agreements may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to each outstanding option and the option prices in the event of changes in the outstanding Common Stock of the Corporation by reason of stock dividends, recapitalizations, mergers, separations, reorganizations, liquidations, consolidations, split-ups, combinations or exchanges of shares and the like, and, in the event of any such change in the outstanding Common Stock of the Corporation, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted to any individual may be adjusted by the Committee in its discretion, and the determination of the Committee shall be conclusive.

14.  No Loans to Holders of Options

     The Corporation shall not directly or indirectly lend money to any individual for the purpose of assisting him to acquire or carry shares of Common Stock issued upon the exercise of options granted under the Plan.

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15. Time of Granting of Options

     The effective date of granting of an option pursuant to the Plan shall be the date specified by the Committee at the time it awards such option provided that such date shall not be prior to such date of award. The Committee shall promptly notify an optionee of an award and a written option agreement in form specified by the Committee shall promptly be duly executed and delivered by or on behalf of the Corporation and the optionee confirming the option. The Committee shall have the right to terminate an option if the written option agreement is not signed by the optionee and returned to the Corporation within 30 days after the delivery thereof to the optionee.

16. Government and Stock Exchange Regulations

     The Plan, and the granting and exercise of options thereunder, and the obligation of the Corporation to sell and deliver shares under such options, shall be subject to all applicable governmental laws, rules and regulations, and to such approvals by any governmental agencies as may then be required, and shall also be subject to all applicable rules and regulations of any stock exchange upon which the Common Stock of the Corporation may then be listed. The Committee is expressly authorized to impose such restrictions and limitations as it may deem advisable upon the exercise of options in order to satisfy any such regulatory requirements.

17. Amendment and Termination

     Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no option shall be granted after December 31, 1999. The Plan may be terminated, modified or amended by the shareholders of the Corporation. The Board of Directors of the Corporation may also terminate the Plan at any time and may modify or amend the Plan in such respects as it shall deem advisable; provided, however, that the Board of Directors may not, without further approval by the holders of outstanding shares of the Corporation having a majority of the general voting power (i) increase the maximum number of shares as to which options may be granted under the Plan except as provided in paragraph 13, (ii) decrease the minimum option price, (iii) extend the term of the Plan or the maximum period during which any option may be exercised, or (iv) change the provisions governing eligibility of directors to receive options under the Plan. No termination or modification or amendment of the Plan may, without the consent of the person to whom any option shall theretofore have been granted, adversely affect the rights of' such person under such option. With the consent of the person to whom such option was granted, an outstanding option may be modified or amended by the Committee in such manner as it may deem appropriate consistent with the requirements of this Plan applicable to the grant of a new option on the date of modification or amendment.

18.  Adoption

  This Plan shall become effective upon its adoption by the favorable vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation.


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